Federated Hermes Institutional High Yield Bond Fund
A Portfolio of Federated Hermes Institutional Trust
CLASS A SHARES (TICKER FIHAX)
CLASS C SHARES (TICKER FIHCX)
INSTITUTIONAL SHARES (TICKER FIHBX)
CLASS R6 SHARES (TICKER FIHLX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 31, 2025
1. Mark E. Durbiano will retire on January 4, 2027. Therefore, effective December 31, 2026, Mr. Durbiano will no longer serve as a portfolio manager of the Federated Hermes Institutional High Yield Bond Fund (the “Fund”). Accordingly, effective December 31, 2026, please remove all references to Mr. Durbiano from the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.
The other members of the portfolio management team will continue to manage the Fund.
2. Effective December 31, 2026, under the Prospectus heading entitled “Who Manages the Fund?,” please delete the biographical information for Kathryn P. Glass in the Portfolio Manager Information sub-section and replace it with the following:
“Kathryn P. Glass
Kathryn P. Glass, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since September of 2023.
Ms. Glass is Head of the Domestic High Yield Group. She is responsible for day to day management of the Fund focusing on asset allocation and security selection. She has been with the Adviser or an affiliate since 1999, has worked in investment management since 1999, and has managed investment portfolios since 2014. Education: B.A., University of Pittsburgh; M.A., Cornell University; M.S.I.A., Carnegie Mellon University.”
June 22, 2026

Federated Hermes Institutional High Yield Bond Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457266 (6/26)
© 2026 Federated Hermes, Inc.